Exhibit 99.1

                                [SIX FLAGS LOGO]

                             Lenders' Presentation

                                 April 26, 2007

                           Forward Looking Statements

The information contained in this presentation, other than historical information, consists of forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, Six Flags' success in implementing its new business strategy. Although Six Flags believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including factors impacting attendance, such as local conditions, events, disturbances and terrorist activities, risk of accidents occurring at Six Flags' parks, adverse weather conditions, general economic conditions (including consumer spending patterns), competition, pending, threatened or future legal proceedings and other factors could cause actual results to differ materially from Six Flags' expectations. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the caption "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Six Flags' Annual Report on Form 10-K for the year ended December 31, 2006, which is available free of charge on Six Flags' website http://www.sixflags.com.

                                       2
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

                                     Agenda

Public & Private Investors
--------------------------
o     Introduction to Six Flags                 Mark Shapiro, CEO
o     New management - New Strategy             Mark Shapiro, CEO
o     2007 Key Initiatives                      Mark Shapiro, CEO
o     2006 Review                               Jeff Speed, CFO
o     Historical Financial Overview             Jeff Speed, CFO
o     Investment Highlights                     JPMorgan
o     Summary Terms & Conditions                JPMorgan
o     Q&A (Public Investors)

Private Investors Only
----------------------
o     Financial Projections                     Jeff Speed, CFO
o     Q&A

                                       3
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

                                  Introduction
                                  to Six Flags

                                                                [SIX FLAGS LOGO]

                              Welcome to Six Flags!

o     Six Flags is the world's largest regional theme park company
      -     Nearly 30mm guests annually
      -     Operates 20 theme parks1
o     Six Flags provides a complete entertainment experience
      -     Leverage and grow our strong intellectual property portfolio
      -     Offer industry-leading thrill rides and attractions
      - Provide varied collection of entertainment opportunities at our parks - rides, shows, concerts, and "streetmosphere"
      -     Creation of guest service mantra
      -     Culture change: guest code of conduct
o     Six Flags appeals to a broad demographic

                               [GRAPHIC OMITTED]
                            Caucasian           69%
                            Hispanic            18%
                            African American     9%
                            Asian/Other          4%

                               [GRAPHIC OMITTED]
                            0-25 miles          33%
                            26-50 miles         24%
                            51-100 miles        18%
                            101-150 miles        7%
                            151-200 miles        5%
                            201-300 miles        4%
                            300+ miles in US     7%
                            Other Countries      2%

                               [GRAPHIC OMITTED]
                            age 3-11            21%
                            age 12-17           30%
                            age 18-34           30%
                            age 35-49           16%
                            age 50+              3%

          ------------------------------------------------------------
               75% of our consumers claim their primary reason for attending is to spend time with family and friends
          ------------------------------------------------------------

(1)   Six Flags New Orleans will not open in 2007

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

                         Expansive Geographic Footprint

                          -----------------------------
                          Six Flags serves 7 of the top
                           10 metro areas and reaches
                              9 of the top 10 DMAs
                          -----------------------------

                             [GRAPHIC MAP OMITTED]

                                     Atlanta
                                     Chicago
                                     Dallas
                                   Lake George
                                   Los Angeles
                                   Louisville
                                   New England
                              New York/Philadelphia
                                   San Antonio
                                  San Francisco
                                    St. Louis
                                  Washington DC

                          -----------------------------
                             Six Flags' other North
                           America parks are La Ronde
                           (in Montreal) and Six Flags
                             Mexico (in Mexico City)
                          -----------------------------


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

                          New Management
                                New Strategy
                                        Enhanced Growth Profile

                      [SIX FLAGS THE THRILL IS BACK LOGO]

                                                                [SIX FLAGS LOGO]

                          New Management - New Strategy

                 Proxy process installed new Board of Directors
                         and new senior management team

                            Strategic Repositioning

  -------------------------------------  ---------------------------------------
         Consumer Repositioning                  Investor Repositioning
  -------------------------------------  ---------------------------------------

  -------------------------------------  ---------------------------------------
                        Parents           Single Revenue  -->    Diversified
      Teens  -->  Teens / Young Adults        Source           Revenue Source
                        "Tweens"         ---------------------------------------
  -------------------------------------  CapEx / Hardware -->  OpEx / Software
                     A 360 degree        ---------------------------------------
  Great rides  -->   Entertainment             EBITDA     -->       EBITDA
                      Experience                                Free Cash Flow
  -------------------------------------  ---------------------------------------

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

                       Benefits of Strategic Repositioning

o     Drives higher revenues from core business
      - Improving the product and leveraging our IP portfolio will increase attendance, extend length of stay, drive in-park spending, and revitalize the brand
      -     Families spend more money than teens and tend to be more loyal

o     Diversify revenue sources
      -     Introduce new products and services
      -     Balance our offering
      -     Leverage length of stay
      -     Embrace technology

               --------------------------------------------------
                    Ultimate payoff: broader marketplace and
                                brand extensions
               --------------------------------------------------

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

                        Strong, recognizable IP Portfolio

o Exclusive right on long-term basis to usage of the Warner Brothers and DC Comics properties throughout the U.S., including Batman, Superman, Wonder Woman, Bugs Bunny, Daffy Duck, Tweety Bird, etc.

      - IP-branded cross-sell opportunities through integrated shows, food & beverage, and retail merchandise

o License agreements with the Cartoon Network and Hanna-Barbera characters including Scooby-Doo, Jetsons, Yogi Bear, and The Flintstones

                    [DC COMICS LOGO] [CARTOON NETWORK LOGO]
                   [WARNER BROTHERS LOGO] [HANNA BARBERA LOGO]

o Recently signed agreements with popular, family-oriented content - Wiggles World, Thomas the Tank Engine, and Tony Hawk

       [WIGGLES WORLD LOGO] [THOMAS THE TANK ENGINE LOGO] [TONY HAWK LOGO]

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

                       Considerable Sponsorship Potential

More Reach! In comparison to a professional sports sponsorhip, Six Flags has a competitive advantage as it relates to reaching more fans for extended periods of time....

                          Annual Attendance Comparison

                            [SIX FLAGS LOGO]  24.8
                            [NBA LOGO]        21.5
                            [NHL LOGO]        20.8
                            [NFL LOGO]        17.3
                            [NASCAR LOGO]      6.9

Source: League Websites

[MLB LOGO]        HOMERUN! Six Flags guests can spend up to 10
                 hours per visit vs. the average length of a MLB
                               game, 2.55 hours.

Source: Elias Sports Research

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

                          Corporate Alliances Benefits

o     Expands Six Flags' marketing reach
      - Additional "touchpoints" to reach new customers and enhance awareness of our brand

o     Helps Six Flags redefine its brand
      - Association with strong consumer brands strengthens our brand as we reposition it through our strategic redirection

o     Provides incremental source of revenue
      -     Positions us as an alternative media option
      -     Allows us to leverage our assets
      -     Experiential
      -     "Weather proof"
      -     Strong growth potential

         [COCA COLA LOGO] [PAPA JOHN'S PIZZA LOGO] [THE HOME DEPOT LOGO]
        [COLD STONE CREAMERY LOGO] [KODAK LOGO] [WII LOGO] [HEINZ LOGO]
                             [JOHNNY ROCKETS LOGO]

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

                              2007 Key Initiatives

                      [SIX FLAGS THE THRILL IS BACK LOGO]

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

                              2007 Key Initiatives

o     Increase sponsorships to $38mm and expand corporate alliance partnerships

o     Execute a diversified marketing plan

o     Grow in-park spending

o     Continue to balance the product and improve the guest experience

o     Invest in asset maintenance and in building an IT infrastructure

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                         2007 Corporate Alliance Agenda

o     Build on '06 momentum
      - Leverage 25mm attendance to drive corporate sponsorship and alliance deals
      -     Increase revenue to $38mm (up 46%)

o     2007 sales strategy
      -     Secure more national brand relationships
      - Maximize "Tent-Pole" Special Event Schedule, attracting national and local sponsorship opportunities
      -     Focus on Local Official Category Partnerships
      -     Leverage the re-emergence of the outdoor category
      -     Take advantage of advertiser shift to non-traditional media

o     Categories being pursued
      -     Auto, studios, snack foods, television/cable, and telecom/wireless

o     Already secured 5 new corporate alliances this year
      -     Nintendo, Heinz, Chase, Sara Lee, and Johnny Rockets

                                       15
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

                             2007 Marketing Strategy

o     Execute an enhanced marketing plan

      -     Substantial increase in media budget to drive attendance

      -     Plan is informed by detailed segmentation analysis

      -     Messaging, creative, and medium tailored to three target audiences

      - Support with a revamped website and new digital strategy aimed at growing online sales and enhancing CRM capabilities

      -     Emphasis on season pass and group sales

      -     Reclaim the outer markets

      -     Build attendance in fringe and weekday periods

      -     Expand the season

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                               2007 Media Spending

Highlights

o     Total media budget of $84.2mm for            [GRAPHIC OMITTED]
      '07 vs. $59.0mm in '06
                                                          2,006    2,007
o     Increases across all parks                          -----    -----
                                              TV          $30.0    $51.2
o     Double domestic TV                      Radio       $17.3    $23.4
                                              OOH         $ 3.4    $ 4.3
o     Radio up 60%                            Print       $ 1.6    $ 0.2
                                              Other       $ 6.7    $ 5.1
o     Double outdoor spending vs. 2005                    -----    -----
                                              Total:      $59.0    $84.2
o     New "Tween" effort ($5.5mm)                         =====    =====

o     More efficient media buys

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

                           Grow 2007 In-Park Spending

o     Food & Beverage
      -     Diversify food options
      -     Increase speed and friendliness of service
      -     Focus on cleanliness
      -     Analyze/adjust menu mix
      -     Up-sell and pre-sell to increase the average check
      -     Leverage new brands and new entertainment
      -     Capitalize on existing brands
      -     Increase interactivity
o     Games, Attractions, & Rentals
      -     "Train to sell"
      -     Utilize technology - new arcades and auto spiel
      -     Streamline pricing strategies
      -     Leverage new and existing IP portfolio
      -     Launch existing park proven winners into new parks
      -     Prize strategy
o     Retail
      -     Reintroduce visual merchandising program
      -     Leverage new and existing IP portfolio
      -     Capitalize on pop cultural opportunities
      -     Maximize KODAK relationship
      -     Capitalize on Big Lots initiative
      -     Embrace technology
      -     New services: package pickup

                    ----------------------------------------
                          Targeting total in-park per
                                cap growth of 5%
                    ----------------------------------------

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

                            The Product and the Guest

o     Reduced capital program

o Increased opex to fund labor initiatives, including those aimed at hiring, training, incentivizing, and retaining better guest-facing employees

o     Focus is now on "software"

o     Get back to theming

o     Storytelling, storytelling, storytelling

o     Make rides and retail initiatives experiential

                                       19
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

                            2007 Capital Initiatives

o     Six Flags capital program focuses on three objectives:
      -     $30mm in asset maintenance
      -     $43mm in marketable capital
      - $27mm in "ROI" investments (e.g., restaurants, retail, IT improvements)
o Marketable capital in 2007 will focus primarily on strengthening our family offerings at the parks
      -     Wiggles World (Chicago, New England, New York)
      -     Tony Hawk spinning coasters (San Antonio, St. Louis)
      -     Thomas the Tank Engine (New England, San Francisco)
      -     Water park expansion (Louisville)
      -     Rebranding (San Francisco)
      -     Operation SpyGirl stunt show (Chicago)
      -     Cirque's Coobrila (Dallas)
      -     Tornado water ride (Lake George)
      -     Safari re-launch (New York)

                          [CIRQUE DREAMS COOBRILA LOGO]
                 [SIX FLAGS THURSDAY NIGHT CONCERT SERIES LOGO]
                                [TONY HAWK LOGO]
                       [SIX FLAGS DISCOVERY KINGDOM LOGO]
                         [THOMAS THE TANK ENGINE LOGO]
                      [OPERATION SPYGIRL STUNT SHOW LOGO]
                              [WIGGLES WORLD LOGO]

                                       20
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

                               2007 IT Initiatives

o     Seven parks plus data center receiving infrastructure upgrades
      -     Re-cabling and fiber to all sections of parks
      -     Providing POS systems to all fixed retail/food locations
      -     Roll out infrastructure upgrades to remaining parks in '08-'09
o     E-Commerce
      -     Meal and parking vouchers
      -     Merchandise sales
      -     VIP program
      -     Retail
o     Six Flags Radio / Six Flags TV
      -     All branded parks will have full audio coverage
      - SFTV in Wiggles, Thomas, and Tony Hawk areas; expand to all park areas in '08-'09
      -     All TV and audio programming centrally produced and aired
      -     Potential for advertising revenue on Six Flags Radio this season
o     New consolidated inventory system
      - Replacing 2 inventory systems with one universal integrated system; designed to increase efficiency and minimize shrinkage
o     Automated parking system at Six Flags New York

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

                                 2007 Q1 Preview

                                  1st QUARTER
                                  -----------

(mm, except per caps)                  2007             2006       % Change
                                       ----             ----       --------

Operating Days                         156              174          -10%

Attendance                             1.22             1.15          6%

Ticket Per Cap                        $18.56           $17.28         7%
In-Park Per Cap                       $15.45           $14.53         6%
                                      ------           ------
Total Guest Spending Per Cap          $34.01           $31.81         7%

Total Rev Per Cap                $40.82 - $41.51       $36.59      12 - 13%

Total Revenue                     $49.8 - $50.7         $42.1      18 - 20%

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

                            2006 - A Transition Year

                                                                [SIX FLAGS LOGO]

                        2006 - Transition Year Scorecard

o     Improve guest experience and diversify entertainment offering
      - Improved and diversified the guest experience with initiatives oriented towards families (parades, characters, Brunch with Bugs, fireworks, no smoking policy, zero tolerance for unruly behavior, enforcement of dress code, clean bathrooms, etc.)
            o     Guest satisfaction scores at 5-year highs
      - Leveraged Warner/DC Comics IP by dramatically increasing presence of characters (improves guest experience but also drives sales in retail, photos, and games)
o     Drive double-digit per capita spending growth
      -     Increased Guest Spending per cap by 13% and Total Revenue per cap by
            14%
o     Build Corporate Alliance structure and sign 3 - 4 new deals
      -     Grew sponsorship revenue from $16mm to $26mm (excluding sale parks)
      - Importantly, established new corporate alliances with market leading brands to compliment already strong relationship with Coca Cola

             [COCA COLA LOGO] [PAPA JOHN'S LOGO] [HOME DEPOT LOGO]
                    [KODAK LOGO] [COLD STONE CREAMERY LOGO]

o     Sell assets to reduce debt and enhance financial flexibility
      -     Sold Houston land for $77mm (approx. 15x 2005 EBITDA)
      -     Signed agreement to sell 7 parks for $312mm (approx. 10x 2006
            EBITDA)
      - Combined, these "non-core" properties sold at approx. 11x multiple of EBITDA

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

                               2006 Performance(1)

(mm, except per caps)                         2006          2005       % Change
                                              ----          ----       --------

Attendance                                      24.8          28.7         -13%

Ticket Per Cap                                 20.47         18.10          13%
In Park Per Cap                                15.65         13.84          13%
                                               -----         -----
Total Guest Spending Per Cap                   36.12         31.94          13%

Total Rev Per Cap                              38.07         33.35          14%

Total Revenue                                  945.7         956.8          -1%

Cost of Sales                                   80.0          83.2          -4%

Operating Expenses                             626.6         568.2          10%

SEC EBITDA                                     239.1         305.4         -22%
Minority Interest                               44.4          44.7          -1%
                                              ------        ------
Adjusted EBITDA                                194.7         260.7         -25%
                                              ======        ======

Capital Expenses                               122.6         162.6         -25%
Interest / Dividends / Other*                  191.6         182.6           5%

Free Cash Flow                                (119.5)        (84.5)         41%
                                              ======        ======

(1) Pro forma for $13.9mm of management change costs as well as 7 sale parks and Columbus and Sacramento

o Attendance decline driven by both exogenous factors (500k for New Orleans, difficult weather, etc.) and the short term impact of strategic decisions made by the company (delayed and reduced marketing, park sale announcement, etc.)

o     Strategic shift to stretch the brand towards families is working
      - Strong growth in per cap. spending at our parks suggests that our guests are willing to pay more for a better experience
      - Importantly, guest satisfaction surveys show that guests were more satisfied with their experience, even while spending more

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


                          Historical Financial Overview

                      [SIX FLAGS THE THRILL IS BACK LOGO]

                                                                [SIX FLAGS LOGO]

                         Historical Operating Statistics

o     Attendance

      - Historical attendance demonstrates that the decline in 2006 was an anomaly

o     Per capita revenue

      - Increases reflect improved guest satisfaction as well as ticket & in-park pricing changes

o     Total revenue per capita

      - 2006 increases primarily driven by increased per capita revenue & increased focus on corporate alliances

                            Attendance(1) (millions)
                                            % growth
                            2002    27.9
                            2003    28.2       1.1%
                            2004    27.5      (2.5%)
                            2005    28.7       4.4%
                            2006    24.8     (13.6%)

                        Total guest spending per capita
                                             % growth
                            2002   $29.97
                            2003   $29.86      (0.4%)
                            2004   $30.46       2.0%
                            2005   $31.94       4.9%
                            2006   $36.12      13.1%

                            Total revenue per capita
                                             % growth
                            2002   $31.55
                            2003   $31.30      (0.8%)
                            2004   $31.95       2.1%
                            2005   $33.35       4.4%
                            2006   $38.07      14.2%

                               [GRAPHICS OMITTED]

(1) Years prior to 2006 include an average of approximately 700K in attendance from the Six Flags New Orleans park which did not operate in 2006

                                       27
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

                       Historical Financials (pro forma)

o     Total revenue

      - Stable total revenue reflects increased total per capita spending & increased focus on corporate alliances offset by reduced attendance

o     Adjusted EBITDA

      - Reduced Adjusted EBITDA reflects increased operating costs due to the Company's investment in its new strategy to improve the guests' overall experience

o     Capital expenditures

      - 2006 capital expenditures primarily reflects commitments made by previous management

                              Total revenue ($mm)
                                              % growth
                            2002      $881
                            2003      $883       0.2%
                            2004      $880      (0.3%)
                            2005      $957       8.8%
                            2006      $946      (1.2%)

                             Adjusted EBITDA ($mm)
                                              % margin
                            2002      $277      31.4%
                            2003      $249      28.2%
                            2004      $224      25.5%
                            2005      $261      27.3%
                            2006      $195      20.6%

                                   Capex ($mm)
                                               % growth
                            2002         NA
                            2003         NA        NA
                            2004       $ 96        NA
                            2005       $163      68.5%
                            2006       $123     (24.5%)

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

                              Investment Highlights

                      [SIX FLAGS THE THRILL IS BACK LOGO]

                                                                [SIX FLAGS LOGO]

                              Investment Highlights

o     Largest and most expansive regional theme park operator
      - Scale benefits, diversification from regional weather and economic shocks, expansive geographic reach generating strong sponsorship potential
o     Strong portfolio and effective use of IP
      -     Drives attendance, length of stay, and in-park spending
o     Well-positioned to grow corporate alliances & sponsorships
o Management focused on high-potential parks following sale of 10 non-core properties
o     Strong momentum going into 2007
o     Ample liquidity
o     Significant asset value / Deleveraging Opportunities
      - Credit facility lenders face 4-5x leverage at the operating company level, while total enterprise value is approximately 14x
      - Value of underlying real estate may be considerable and provides a strong, fairly monetizable asset base
      - Excess land adjacent to parks, plus New Orleans insurance claim as well as value of $1.7bn of tax NOLs provide additional deleveraging potential

                                       30
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                              Attractive Industry

o     Worldwide theme park market of $24.2bn for 2007
      - Mature and stable industry with expected attendance growth of 1.7% annually(1)
o Revenue is expected to increase in both the destination and regional theme park industry primarily due to increases in per capita spending
      - Theme park revenue expected to grow at 4.5% CAGR from 2006 to 2010, increasing to $27.6bn(2)
o     Regional parks
      - Derive substantial majority of their visitors from close proximity to the park
      - Visitors tend to visit multiple times a year and view their trips as inexpensive day and therefore less vulnerable to economic cycles
      - Historically less impacted by gas price spikes and other macroeconomic factors
o     Destination parks
      -     Visitors tend to plan their trips months in advance
      -     More susceptible to economic cycles due to higher cost per trip

(1) Amusement Business, International Association of Amusement & Parks and Attractions, PriceWaterhouse Coopers, LLP
(2) PriceWaterhouse Coopers Global Entertainment & Media Outlook: 2006 - 2010

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

                          Summary Financing Terms

                      [SIX FLAGS THE THRILL IS BACK LOGO]

                                                                [SIX FLAGS LOGO]

                          Summary Terms and Conditions

--------------------------------------------------------------------------------
Borrower:               Six Flags Theme Parks Inc.

Amount:                 $1,100 million

Guarantees:             Six Flags Operations ("Holdings") and domestic
                        subsidiaries of Holdings

Security:               Stock and assets

Use of proceeds:        o     Refinance existing indebtedness under the Credit
                              Agreement
                        o     General corporate purposes including working
                              capital and capital expenditures

Facilities:             Tranche            Amount       Maturity      Undrawn pricing     Pricing

                     Revolving Credit   $300 million    March 2013        50 bps        L+250 bps(1)
                     Term Loan B        $800 million    April 2015          --          L+250 bps

Amortization:           Revolving Credit: None
                        Term Loan B: 1% per annum with bullet at maturity

Incremental             o     $300 million
facility:

Financial               o     Revolving Credit Facility: Maintenance-based Sr.
covenants:                    Sec. Leverage of  6.0x with step-downs (applies
                              only if drawn)
                        o     Term Loan B: Incurrence-based Total Leverage of
                              6.5x

Joint Bookrunners/      J.P. Morgan Securities Inc., Credit Suisse Securities
Lead Arrangers:         (USA) LLC, Lehman Brothers Inc.

--------------------------------------------------------------------------------

(1) Subject to leverage based pricing grid

                                       33
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                                Sources and Uses


($ millions)
--------------------------------------------------------------------------------
Sources of Funds            Amount     Uses of Funds                   Amount

Term loan B                 $800.0     Repay term loan B               $638.6
                                       Repay revolving credit          $105.0
                                       facility(1)
                                       General corporate purposes       $38.0
                                       Fees, expenses and other         $18.4
                         ---------                                 ----------
Total sources of funds      $800.0     Total uses of funds             $800.0

--------------------------------------------------------------------------------

(1) Actual outstanding revolver balance as of 12/31/06. As of 3/15/07, the outstanding revolver balance was $240.0 million. Average revolver balance for 2006 was $132.5 million

                                       34
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

                            Pro forma Capitalization

                                                    Actual 12/31/06                PF Adjusted 12/31/06
-----------------------------------------------------------------------------------------------------------------------
  Capitalization                                              Amount                 Amount                x EBITDA
-----------------------------------------------------------------------------------------------------------------------
  Cash                                                        $35.4                   $73.4
  $300mm revolving credit facility                        $105.0(1)                    $0.0                        --
  Term loan B                                                 638.6                   800.0                        --
                                                        -----------             -----------                 ----------
  Total credit facilities                                    $743.6                  $800.0                    4.3x(2)
  Capital leases                                                1.3                     1.3
                                                        -----------             -----------                 ----------
  Total debt at Borrower                                     $744.9                  $801.3                    4.3x(2)
  (Six Flags Theme Parks Inc.)
-----------------------------------------------------------------------------------------------------------------------

  Parent debt                                               1,496.0                 1,241.0
  Parent Preferred                                            284.5                   284.5
  Equity(3)                                                   496.1                   496.1
                                                        -----------             -----------                 ----------
  Total capitalization through Parent                      $3,021.5                $2,822.9                   14.5x(4)
  (Six Flags Inc.)
-----------------------------------------------------------------------------------------------------------------------

(1) Actual outstanding revolver balance as of 12/31/06. As of 3/15/07, the outstanding revolver balance was $240.0 million. Average revolver balance for 2006 was $132.5 million
(2)   Based on Credit Facility EBITDA of $185.3 million
(3)   Market value equity as of 12/29/06 at a share price of $5.24
(4) Based on Adjusted EBITDA of $194.7 million excluding one-time management costs in 2006 of $13.9 million

                                       35
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

                               Execution Timetable

                           [GRAPHIC CALENDAR OMITTED]


 Date                     Details
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 Thursday, April 26       Lenders' meeting

 Tuesday, May 8           Commitments and comments on documentation due

 Tuesday, May 8           Final documentation distributed

 Thursday, May 17         Closing and funding
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